Exhibit 10.30
Amendment No. 1 to
Employment Agreement

THIS AMENDMENT NO. 1 to EMPLOYMENT AGREEMENT (the “Amendment”) is entered into and effective this 22nd day of February, 2021, by and between 3D Systems Corporation, (“Company”), and Mr. Reji Puthenveetil (“Executive” and, together with the Company, the “Parties”).

    WHEREAS, the Company and Executive entered into that certain Employment Agreement (the “Agreement”) dated as of October 1, 2020, and

    WHEREAS, the Parties desire to amend Section 2 of the Agreement in the manner reflected herein,

NOW THEREFORE, based on the foregoing and in consideration of the mutual promises and covenants set forth herein, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1.The final sentence of Section 2 of the Agreement is hereby deleted and replaced in its entirety with the following (with all capitalized terms having the meaning originally ascribed thereto in the Agreement):

“In the event the Employment Period is terminated (i) by the Company, other than for Cause as described in Section 4.2 below, prior to March 31, 2024 or (ii) by Executive after October 1, 2022, but before March 31, 2024, Executive shall become a consultant to the Company pursuant to the terms of the Consulting Agreement attached hereto as Exhibit A.”

2.This Amendment may be executed in one or more facsimile, electronic or original counterparts, each of which shall be deemed an original and both of which together shall constitute the same instrument.

3.All terms and provisions of the Agreement not amended hereby, either expressly or by necessary implication, shall remain in full force and effect. From and after the date of this Amendment, all references to the term “Agreement” in this Amendment or the original Agreement shall include the terms contained in this Amendment.

[Signatures on following page]

Exhibit 10.30

IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 1 to Employment Agreement as of the date and year first above written.

3D SYSTEMS CORPORATION            EXECUTIVE

By: /s/Andrew M. Johnson                /s/Reji Puthenveetil
Name: Andrew M. Johnson                Reji Puthenveetil
Title: Executive Vice President,
Chief Legal Officer and Secretary